Exhibit 99.1

KEMET Reports Financial Results for Quarter and Fiscal Year
Ending March 31, 2005

Greenville, South Carolina (May 5, 2005) - KEMET Corporation
 (NYSE:KEM) today reported financial results for the quarter and fiscal year ended March 31, 2005. Net sales for the quarter were $101.4 million and net loss before special charges was $16.7 million, or $(0.19) per diluted share. KEMET reports net loss before special charges because the results better depict normal operations (see chart below for a reconciliation between net loss before special charges and GAAP net loss). Comparisons to prior periods are as follows:




Quarter Ended
Year Ended

-------------
----------

Mar 2005
Dec 2004
Mar 2004
Mar 2005
Mar 2004

--------
--------
--------
--------
--------

(In Millions, Except Per Share Data)

Net sales
$  101.4
$  95.5
$  117.1
$  425.3
$  433.9






Before special charges (non-GAAP) (1)






Net loss
   (16.7)
   (18.6)
   (2.1)
  (51.2)
   (26.0)
Net loss per diluted share
   (0.19)
   (0.21)
  (0.02)
  (0.59)
   (0.30)






Special after tax charges (see page 3)
   (9.0)
   (20.3)
  (50.0)
  (22.7)
   (86.0)
Special after tax charges per





  diluted share
   (0.11)
   (0.24)
  (0.58)
  (0.26)
   (1.00)






After special charges (GAAP)





Net Loss
   (25.7)
   (38.9)
  (52.1)
  (73.9)
  (112.0)
Net loss per diluted share
 ( 0.30)
   (0.45)
  (0.60)
  (0.85)
   (1.30)

(1) Does not include potential charge relating to asset impairment discussed below.

"Net sales for the March 2005 quarter increased 6.2% compared to the December 2004 quarter," stated Mr. Per Loof, Chief Executive Officer. "I am encouraged that we finished the March quarter strongly. We saw this trend in new orders continue in April. It is important to note that sales rose while our distributors' inventories declined during the quarter.

I am also pleased to report that KEMET reduced inventories by 9.7% in the March 2005 quarter as compared to the December 2004 quarter, though this did have a negative impact on cost of sales as the parts we did produce had to absorb more of our fixed manufacturing overhead.
  We are in the process of completing a previously announced reduction in force that, when finalized, will reduce our workforce by approximately 500 employees globally and cut about $18 million in total cost on an annualized basis. We also currently expect to record an asset impairment charge in the range of $80-$100 million in the March 2005 quarter which will decrease depreciation expense by $13 to
 $17 million per annum over the next several years. We do not believe the future cash flows support the carrying value of the assets and therefore an impairment charge seems warranted. Our previously announced production moves should be completed by the end of this calendar year. We will continue to focus on cost reduction both in terms of manufacturing costs and operating expenses. It is our goal to return the Company to profitability as soon as possible.

Pricing continues to be an issue. Mix adjusted average selling pricess decreased 3.5% in the March 2005 quarter as compared to the December 2004 quarter. KEMET's capacity utilization remains at approximately 85%, and capacity utilization in the industry at large remains low enough to continue to put pressure on pricing.

On a personal note, I have been with KEMET just one month. I have found an impressive customer franchise with strong relationships around the world. KEMET has a dedicated workforce with an experienced management team and a strong balance sheet. KEMET is a fine company with an impressive history and a leading position in the marketplace. I am looking forward to working with my team, as we undertake the challenge to take our Company to the next level."

The Company will hold a conference call at 9:00 am ET Thursday, May 5,
 2005, to discuss the earnings release. The call will last approximately one hour, and after an initial presentation, questions will be taken as time permits. To access the call, participants in the United States should dial 1-800-416-8033, and participants outside the United States should dial 1-706-643-0979. Participants should
 reference  "KEMET Corporation" and the Conference ID #: 5518549.   In
 conjunction with the conference call, there will be a simultaneous live broadcast over the Internet, which can be accessed at http://www.kemet.com/page/webcast. A replay of the conference call will be available, at the same link, until midnight May 19.

KEMET's common stock is listed on The New York Stock Exchange under the symbol KEM. At the Investor Relations portion of the Company's web site at http://www.KEMET.com/IR, users can subscribe to KEMET news releases and can find additional Company information.

OUR BUSINESS
* As of March 31, 2005, KEMET had $219.5 million in cash and short and long-term investments in marketable securities, $100.0 million in long-term debt, and $615.4 million in stockholders' equity.
* Sales of surface-mount capacitors were 82.5%, and sales of leaded parts were 17.5% of total sales for the March 2005 quarter.
* By region, 46.9% percent of total sales for the March 2005 quarter were to customers in North America, 33.1% were to Asia, and 20.0%
were to Europe.
* By channel, 51.6% percent of total sales for the March 2005 quarter were to distribution customers, 25.7% were to Electronic Manufacturing Services customers, and 22.7% were to Original Equipment Manufacturing customers. Average selling prices for the March 2005 quarter, adjusted for changes in product mix, decreased approximately 3.5% from average selling prices for the December 2004 quarter.
* During the March 2005 quarter, the Company has been examining whether certain assets were impaired as defined by the Statement of
Financial Accounting Standards No. 144. As a result, the Company currently expects to recognize an impairment charge in the March 2005 quarter to write down certain assets to their fair value. The Company is currently in the process of determining the amount of the impairment charge, but estimates it to be in the $80-$100 million range.
* On July 2, 2003, KEMET announced the reorganization of its operations around the world, resulting in the location of virtually all of its commodity production in low cost regions to be completed in mid 2005. KEMET estimates it will incur special charges of approximately $39 million over the period of the reorganization related to movement of manufacturing operations.

Completed portions of KEMET's announced move of production have occurred in accordance with the anticipated time line. Charges related to movement of manufacturing operations in the March 2005 quarter were $1.9 million bringing the total manufacturing relocation charges to approximately $33.9 million to date. The balance of the $39 million is expected to be realized ratably over the next two quarters. The timing and amount of the special charges are dependent on the timing of operational decisions, some of which have not been finalized, and on operational activities yet to occur.

In addition, KEMET recognized accelerated facility depreciation of $2 million related to the anticipated shut-down of a manufacturing facility by mid 2005. We anticipate recording an additional $5 million of charges comprised of accelerated depreciation related to the shut down of this facility plus other charges associated with the relocation of certain other assets over the next several quarters.

During the March 2005 quarter, KEMET reduced its workforce by approximately 300 employees worldwide, or approximately 3.6%, which resulted in one-time charges of $5.1 million in the March 2005 quarter and expected annualized savings of approximately $10.6 million.

Summary of special charges (other than potential asset impairment charge discussed above) in the March 2005 quarter, net of tax:




    (In Millions)


Manufacturing relocation
$1.9

Reduction in workforce
 5.1

Other, net
 0.2


--------

4Q 2005 Restructuring and impairment charges
 7.2

Pension plan curtailment final settlement
 0.4
Shown separately on financial statements
Gain on long-term supply contract
 (0.6)
Shown separately on financial statements
Accelerated depreciation on Manufacturing facility
 2.0
Included in cost of goods sold

--------

Special charges net of taxes
$9.0


--------









For fiscal 2005, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry. We are continuing to enhance research and development, focused on organic polymer tantalum and high-capacitance ceramic capacitor technologies.
























Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------------------
---------------------------------------



2001
2002
2003
2004

Jun 2004
Sep 2004
Dec 2004
Mar 2005

----
----
----
----

--------
--------
--------
--------
(In Millions)
SG&A
$62.3
$54.4
$54.4
$51.2

$12.9
$13.0
$12.0
$13.8
R&D
$27.1
$26.3
$25.3
$24.4

$ 6.3
$ 6.6
$ 7.5
$ 6.2





















* Capital expenditures for the March 2005 quarter were $12.0 million.








Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------
----------------------------------------------------------


2002
2003
2004
Jun 2004
Sep 2004
Dec 2004
Mar 2005
-------
-------
-------
------------
------------
------------
------------



(In Millions)











Additions to property, plant and equipment
$   79
$   22
$     26
$        9.0
$        7.0
$      11.0
$      12.0










* During the March 2005 quarter, inventories decreased $14.4 million to $133.9 million from $148.3 million at December 31, 2004. Raw materials and supplies decreased $9.2 million in the March 2005 quarter, and finished goods and work in process decreased $5.2 million.






Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------
----------------------------------------------------------










Mar 2002
Mar 2003
Mar 2004

Jun 2004
Sep 2004
Dec 2004
Mar 2005

--------
--------
--------

--------
--------
--------
--------

                                     (In Millions)

Raw materials and supplies
$118.0
$ 91.3
$ 59.3

$ 60.7
$ 65.5
$ 56.7
$ 47.5
Work in process and finished goods
 141.0
  92.7
  69.2

  78.8
  88.5
  91.6
  86.4

------
------
------

------
------
------
------

$259.0
$184.0
$129.0

$139.5
$154.0
$148.3
$133.9

======
======
======

======
======
======
======









* Cash and short and long-term investments in marketable securities during the March 2005 quarter decreased $7.1 million to $219.5 million from $226.6 million at December 31, 2004. This is related to capital expenditures during the quarter.

* During the fourth quarter of fiscal 2005, the Company recognized a benefit of $5.0 million relating to life insurance proceeds upon the death of one of its former executives. This has been recorded as a component of Other (income) expense on the Consolidated Statements of Operations.

* KEMET also decided to dismiss the lawsuit filed against AVX
 Corporation in January 2005. While the Company still believes in the merits of the case, the lawsuit was dismissed in order to allow management to be able to focus on the important business challenges it currently faces.

QUIET PERIOD

Beginning June 15, 2005, KEMET will observe a Quiet Period during which the business outlook as provided in this news release and the Company's annual report on Form 10-K will no longer constitute the Company's current expectations. During the Quiet Period, the business outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the Company. During the Quiet Period, KEMET representatives will not comment concerning the business outlook or KEMET's financial results or expectations. The Quiet Period will extend until the day when KEMET's next quarterly earnings release is published.

This release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements are based on current expectations and involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico and China, and the possible loss of key employees. Current global economic conditions make it particularly difficult at present to predict product demand and other related matters. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Furthermore, past performance in operations and share price is not necessarily predictive of future performance.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Dollars in Thousands Except Per Share Data)
Unaudited






Three months ended
    Twelve months ended

March 31,
March 31,

------------------------------
------------------------------


  2005 (1)
2004
  2005 (1)
2004

 -------------
-------------
--------------
-------------
Income Statement Data:




Net Sales
   $  101,431
   $  117,101
  $   425,338
   $  433,882
Cost of goods sold
      104,264
      101,876
      402,974
      413,980
Loss on long-term supply contract
         (628)
            -
      (11,767)
       12,355
Selling, general and administrative expenses
       13,790
       12,752
       51,734
       51,246
Research and development
        6,217
        6,282
       26,639
       24,449
Pension settlement charges
          400
       50,398
          618
       50,398
Restructuring and impairment charges
        7,232
        2,839
       29,783
       40,468

   -----------
   -----------
   -----------
   -----------
Operating loss
      (29,844)
      (57,046)
      (74,643)
     (159.014)





Interest expense
        1,677
        1,732
        6,511
        6,472
Interest income
       (1,419)
       (1,132)
       (6,295)
       (3,847)
Other (income) expense
       (4,956)
       (1,228)
       (2,849)
       (3,311)
Income tax benefit
          573
       (4,366)
        1,885
      (46,353)

   -----------
   -----------
   -----------
   -----------
Net loss
   $  (25,719)
   $  (52,052)
   $  (73,895)
  $  (111,975)

   ===========
   ===========
   ===========
   ===========
Loss Per Share Data:




Net loss per share:




    Basic
   $    (0.30)
   $    (0.60)
   $    (0.85)
   $    (1.30)
    Diluted
   $    (0.30)
   $    (0.60)
   $    (0.85)
   $    (1.30)





Weight-average shares outstanding:




    Basic
   86,548,572
   86,462,742
   86,518,923
   86,412,281
    Diluted
   86,548,572
   86,462,742
   86,518,923
   86,412,281





(1) Does not include impact of potential asset impairment as discussed in the Company's press release.



KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in Thousands)
Unaudited




March 31, 2005 (2)
March 31, 2004

 ------------------
  ----------------
ASSETS





Cash and cash equivalents
$     26,898
$    183,528
Short-term investments
      34,992
       3,172
Accounts receivable, net
      59,228
      57,303
Inventories
     133,935
     129,016
Prepaid expenses and other current assets
       9,571
       6,979
Deferred income taxes
       7,862
      29,046

------------
------------
    Total current assets
     272,486
     409,044
Property, plant and equipment, net
     382,152
     424,161
Long-term investments in marketable securities
     157,576
      84,584
Investments in affiliates
         682
       3,610
Intangible assets, net
      43,983
      45,088
Other assets
       3,335
       3,312

------------
------------
    Total assets
$    860,214
$    969,808

============
============
Liabilities and Stockholders' Equity





Accounts payable trade
$     38,943
$     38,268
Accrued expenses
      36,617
      41,182
Income taxes payable
      12,430
      15,863

------------
------------
    Total current liabilities
      85,990
      95,313
Long-term debt
     100,000
     100,000
Other non-current obligations
      48,951
      61,623
Deferred income taxes
       9,870
      28,394

------------
------------
    Total liabilities
     244,811
     285,330



Common stock
         880
         879
Additional paid-in capital
     317,729
     317,497
Retained earnings
     321,045
     394,940
Accumulated other comprehensive loss
       2,669
      (1,457)

Treasury stock, at cost
     (26,920)
     (27,381)

------------
------------
    Total stockholders' equity
     615,403
     684,478



        Total liabilities and stockholders' equity
$    860,214
$    969,808

============
============




(2) Does not include impact of potential asset impairment as discussed in the Company's press release.